SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 20, 2004

                                       CW

                                  (Depositor)

    (Issuer in respect of CHL Mortgage Pass-Through Trust, Series 2004-HYB3)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       CW
                        CHL Mortgage Pass-Through Trust
                                Series 2004-HYB3

On September 20, 2004, The Bank of New York, as Trustee for CW, CHL Mortgage Pass-Through Trust Series 2004-HYB3, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of May 1, 2004, among CW as Depositor, Countrywide Home Loans Servicing LP, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CW, CHL Mortgage Pass-Through Trust Series 2004-HYB3 relating to the distribution date of September 20, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of May 1, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 20, 2004


                                       CW


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated September 20, 2004


                             Payment Date: 09/20/04


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               CHL Mortgage Pass-Through Trust, Series 2004-HYB3
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A        116,282,071.62    3.626014%     4,165,688.75    351,366.98    4,517,055.72       0.00       0.00
                        2A        143,308,850.05    4.181899%     1,569,833.97    499,419.27    2,069,253.24       0.00       0.00
                        3A         31,645,401.98    3.854100%         8,216.70    101,637.12      109,853.82       0.00       0.00
Residual                AR                  0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M           3,937,125.86    3.920242%         2,998.21     12,862.07       15,860.29       0.00       0.00
                        B1          3,149,900.24    3.920242%         2,398.72     10,290.31       12,689.03       0.00       0.00
                        B2          2,205,029.94    3.920242%         1,679.18      7,203.54        8,882.72       0.00       0.00
                        B3          2,205,029.94    3.920242%         1,679.18      7,203.54        8,882.72       0.00       0.00
                        B4            787,225.62    3.920242%           599.49      2,571.76        3,171.25       0.00       0.00
                        B5            473,782.40    3.920242%           359.82      1,547.78        1,907.60       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        303,994,417.64     -            5,753,454.03    994,102.38    6,747,556.41     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A        112,116,382.88              0.00
                                2A        141,739,016.07              0.00
                                3A         31,637,185.28              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M           3,934,127.64              0.00
                                B1          3,147,501.51              0.00
                                B2          2,203,350.76              0.00
                                B3          2,203,350.76              0.00
                                B4            786,626.13              0.00
                                B5            473,422.58              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        298,240,963.61     -
--------------------------------------------------------------------------------

                             Payment Date: 09/20/04


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               CHL Mortgage Pass-Through Trust, Series 2004-HYB3
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A    116,282,071.62     3.626014% 12669FYX5    33.699712      2.842499    907.002418
                           2A    143,308,850.05     4.181899% 12669FYY3    10.694275      3.402224    965.577253
                           3A     31,645,401.98     3.854100% 12669FYZ0     0.252441      3.122588    971.986398
Residual                   AR              0.00     0.000000% 12669FZG1     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M       3,937,125.86     3.920242% 12669FZA4     0.759811      3.259521    996.991294
                           B1      3,149,900.24     3.920242% 12669FZB2     0.759811      3.259521    996.991294
                           B2      2,205,029.94     3.920242% 12669FZC0     0.759811      3.259521    996.991294
                           B3      2,205,029.94     3.920242% 12669FZD8     0.759811      3.259521    996.991294
                           B4        787,225.62     3.920242% 12669FZE6     0.759811      3.259521    996.991294
                           B5        473,782.40     3.920242% 12669FZF3     0.757755      3.259536    996.997921
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     303,994,417.64       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               CHL Mortgage Pass-Through Trust, Series 2004-HYB3
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance       117,304,199.37   147,926,167.43    33,010,596.92
Loan count                    233              280               51
Avg loan rate           4.010014%        4.790419%        4.238100%
Prepay amount        3,996,174.22     1,520,241.71         8,240.66

                          Total
                          -----
Prin balance       298,240,963.72
Loan count                    564
Avg loan rate                4.42
Prepay amount        5,524,656.59

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees        31,075.81        71,429.69        10,318.38
Sub servicer fees            0.00           509.58             0.00
Trustee fees               911.08         1,121.24           247.64


Agg advances                  N/A              N/A              N/A
Adv this period          7,392.64         2,784.07             0.00

                          Total
                          -----
Master serv fees       112,823.88
Sub servicer fees          509.58
Trustee fees             2,279.96


Agg advances                  N/A
Adv this period         10,176.71

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy              40,802.55        48,453.67        10,743.78
Fraud                2,576,599.26     3,059,751.57       678,448.17
Special Hazard       1,529,875.54             0.00             0.00

                          Total
                          -----
Bankruptcy             100,000.00
Fraud                6,314,799.00
Special Hazard       1,529,875.54


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           95.806243%           100.000000%            291,236,323.65
   -----------------------------------------------------------------------------
   Junior            4.193757%             0.000000%             12,748,379.38
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           3                 1,620,517.91
60 to 89 days                           1                   521,347.09
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 4                 2,141,865.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            6,747,556.41          6,747,556.41
Principal remittance amount            5,753,454.03          5,753,454.03
Interest remittance amount               994,102.38            994,102.38